                                                                   Exhibit 10.11

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of November 5, 1997, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East" ("Bank") and CENTRA SOFTWARE, INC., a Delaware corporation with its principal place of business at 430 Bedford Street, Lexington, Massachusetts 02173 ("Borrower").

                                    RECITALS

         Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

         The parties agree as follows:

1 .      DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

         "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

         "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

         "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

         "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or

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financial condition; and all computer programs, or tape files, and the equipment, containing such information.

         "Borrowing Base" means (x) prior to the Bridge Maturity Date, an amount equal to the Committed Revolving Line and, (y) as of, and subsequent to the Bridge Maturity Date, an amount equal to Seventy Five percent (75%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

         "Bridge Maturity Date" means the earlier of (i) the date of the closing of a Capitalization Event, or (ii) February 28, 1998.

         "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

         "Capitalization Event" shall mean the issuance by the Borrower of equity resulting in the receipt by the Borrower of at least Three Million Five Hundred Thousand Dollars ($3,500,000.00).

         "Closing Date" means the date of this Agreement.

         "Code" means the Massachusetts Uniform Commercial Code.

         "Collateral" means the property described on EXHIBIT A attached hereto.

         "Committed Revolving Line" means a credit extension of up to One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00).

         "Committed Equipment Line" means a credit extension of up to Five Hundred Thousand Dollars ($500,000.00).

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

         "Credit Extension" means each Advance, Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.



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         "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

         "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

                  (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

                  (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                  (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                  (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

                  (e) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof;

                  (f) Accounts with respect to which Borrower is liable to the account, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

                  (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                  (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

                  (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                  (j) Accounts the collection of which Bank reasonably determines to be doubtful.



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         "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "Equipment Advance" has the meaning set forth in Section 2.1.2.

         "Equipment Availability End Date" has the meaning set forth in
Section 2.1.2.

         "Equipment Maturity Date" is defined in Section 2.1.2..

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

         "Fleet Debt" has the meaning set forth in Section 2.1.2.

         "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

         "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

         "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

         "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower and relating to this Agreement, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.



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         "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

         "Maturity Date" means the later of (x) the Equipment Maturity Date, (y) the Revolving Maturity Date, or the (z) the Bridge Maturity Date.

         "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

         "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

         "Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date and ending on the Maturity Date; provided however, with respect to Advances under the Committed Revolving Line, the "Payment Date" means the first calendar day of each month commencing after the Bridge Maturity Date and ending on the Maturity Date;

         "Permitted Indebtedness" means:

                  (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                  (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                  (c) Subordinated Debt;

                  (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                  (e) Indebtedness secured by Permitted Liens.

         "Permitted Investment" means:

                  (a) Investments existing on the Closing Date disclosed in the Schedule; and

                  (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one
         (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

         "Permitted Liens" means the following:



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                  (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan
         Documents;

                  (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, PROVIDED the same have no priority over any of Bank's security interests;

                  (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, PROVIDED that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                  (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

         "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

         "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrower determined in accordance with GAAP.

         "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "Revolving Maturity Date" means the Bridge Maturity Date, provided, however, that if Bank has completed an audit of Borrower's Accounts, and such audit is satisfactory to Bank in its sole and absolute discretion, the Revolving Maturity Date shall mean one day prior to the date which is one year from the Closing Date if the Capitalization Event occurs prior to the Bridge Maturity Date.

         "Schedule" means the schedule of exceptions attached hereto, if any.

         "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

         "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.



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         1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

2.       LOAN AND TERMS OF PAYMENT

         2.1 CREDIT EXTENSIONS. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder in accordance with the terms hereof. Borrower shall also pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

         2.1.1 (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                  (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                  (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

         2.1.2 EQUIPMENT ADVANCES.

                  (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through six (6) months from the Closing Date (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. The first such Advance shall be to pay in full the existing indebtedness to Fleet Bank (the "Fleet Debt"). To evidence Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. Except for the Fleet Debt, the Equipment Advances shall be used only to purchase new Equipment and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, including taxes, shipping, training, sales tax, and installation expense. Software may only constitute up to Twenty Five percent (25%) of aggregate Equipment Advances, exclusive of the Fleet Debt.



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                  (b) Interest shall accrue from the date of each Equipment
Advance at a per annum rate equal to One percentage point (1.0%) above the Prime Rate and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. The principal amount of the Fleet Debt shall be repaid, beginning on the fist Payment Date following the Closing Date, in twenty-two (22) installments, each of which, except for the last, shall be equal to $8,862.07. The final payment shall be equal to the remaining balance of the Fleet Debt. All other Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in thirty six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the Equipment Availability End Date and ending on the thirty sixth (36) Payment Date following the Equipment Availability End Date. Equipment Advances, once repaid, may not be reborrowed.

                  (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed.

         2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.1 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

         2.3 INTEREST RATES, PAYMENTS, AND CALCULATIONS.

                  (a) INTEREST RATE. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to Three Quarters of One percentage point (0.75%) above the Prime Rate; provided however, subsequent to the Capitalization Event, any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to One half of One percentage point (0.50%) above the Prime Rate.

                  (b) DEFAULT RATE. All Obligations shall bear interest, from and after the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                  (c) PAYMENTS. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number 3300076253 for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                  (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.



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         2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default,
Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

         2.5 FEES. Borrower shall pay to Bank the following:

                  (a) FACILITY FEE. As compensation for the Bank's maintenance of sufficient funds available for such purpose, the Bank shall have earned a Committed Revolving Line Facility Fee (so referred to herein), which fee shall be paid in advance, in an amount equal to One Half of One percent (0.50%) of the Committed Revolving Line. The Borrower shall not be entitled to any credit, rebate or repayment of any Committed Revolving Line Facility Fee previously earned by the Bank pursuant to this Section notwithstanding any termination of the within Agreement, or suspension or termination of the Bank's obligation to make loans and advances hereunder;

                  (b) FINANCIAL EXAMINATION AND APPRAISAL FEES. Bank's customary fees and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

                  (c) BANK EXPENSES. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

         2.6 ADDITIONAL COSTS. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                  (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                  (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                  (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

         2.7 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.       CONDITIONS OF LOANS

         3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Agreement;

                  (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

                  (c) a negative pledge agreement covering intellectual property;

                  (d) an opinion of Borrower's counsel;

                  (e) financing statements (Forms UCC-1);

                  (f) insurance certificate;

                  (g) payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

                  (h) Certificate of Foreign Qualification (if applicable); and

                  (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                  (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                  (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension requested by Borrower as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension requested by Borrower shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

4.       CREATION OF SECURITY INTEREST

         4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest will constitute a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof, upon the filing of the Uniform Commercial Code financing statements in the appropriate governmental offices. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

         4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

         4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.       REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

         5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which failure to be so qualified and licensed would have a Material Adverse Effect.

         5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and will not conflict with, and will not constitute a breach of, any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will such execution, delivery and performance constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

         5.3 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

         5.4 BONA FIDE ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

         5.5 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects.

         5.6 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

         5.7 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

         5.8 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

         5.9 SOLVENCY. Borrower is able to pay its debts (including trade debts) as they mature.

         5.10 REGULATORY COMPLIANCE. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

         5.11 ENVIRONMENTAL CONDITION. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

         5.12 TAXES. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

         5.13 SUBSIDIARIES Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

         5.14 GOVERNMENT CONSENTS. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

         5.15 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.       AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

         6.1 GOOD STANDING. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

         6.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within twenty five (25) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;
(b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

         Within twenty five (25) days after the last day of each month, beginning with the first month after the Bridge Maturity Date, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable.

         Within twenty five (25) days after the last day of each month, beginning with the first month after the Bridge Maturity Date, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto.

         Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.

         6.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

         6.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any such payment if (i) the amount or validity of such payment is contested in good faith by appropriate proceedings , (ii) Borrower or a Subsidiary, as the case may be, has established proper reserves (to the extent required by GAAP), and
(iii) no lien other than a Permitted Lien results.

         6.6 INSURANCE.

                  (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                  (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

         6.7 PRINCIPAL DEPOSITORY. Borrower shall maintain its principal depository and operating accounts with Bank.

         6.8 QUICK RATIO. As of and subsequent to the Bridge Maturity Date, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0. The Quick Ratio shall be calculated net of deferred revenue.

         6.9 PROFITABILITY. Borrower shall not incur a net loss in excess of

                  (a) Two Million Dollars ($2,000,000.00) for the first quarter of calendar year ending 1998; and

                  (b) One Million Five Hundred Thousand Dollars ($1,500,000.00) for the second quarter of calendar year ending 1998.

         6.10 CAPITALIZATION EVENT. Borrower shall provide the Bank with evidence, such evidence being satisfactory to the Bank, that Borrower has completed the Capitalization Event on or before February 28, 1998.

         6.11 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.       NEGATIVE COVENANTS

         Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

         7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iv) of worn-out or obsolete Equipment.

         7.2 CHANGES IN BUSINESS, OWNERSHIP, OR MANAGEMENT, BUSINESS LOCATIONS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a material change in Borrower's ownership (with the exception of the initial Capitalization Event) or change in any three (3) of the following officers from the officers holding such position as of the date hereof:
President, Chief Executive Officer, Chief Financial Officer, Vice President Development, Vice President Sales & Marketing, and Vice President Operations. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

         7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

         7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

         7.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

         7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

         7.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

         7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

         7.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

         7.10 INVENTORY. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

         7.11 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

8.       EVENTS OF DEFAULT

         Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

         8.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations;

         8.2 COVENANT DEFAULT.

                  (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9, or 6.10 or violates any of the covenants contained in
Article 7 of this Agreement, or

                  (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

         8.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral, which is not covered by adequate insurance;

         8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of

Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

         8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

         8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

         8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

         8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

         8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.       BANK'S RIGHTS AND REMEDIES

         9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by
Bank);

                  (a) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                  (b) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                  (c) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge;

                  (d) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                  (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                  (f) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

                  (g) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

                  (h) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

         9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the

Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

         9.3 ACCOUNTS COLLECTION. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

         9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

         9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. Bank shall not bear any risk of loss, damage, or destruction to the Collateral.

         9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

         9.7 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.      NOTICES

         Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

         If to Borrower    Centra Software, Inc.
                                    430 Bedford Street
                                    Lexington, Massachusetts 02173
                                    Attn:  Steve Johnson
                                    FAX: (781) 863-2788

         If to Bank                 Silicon Valley Bank
                                    40 William Street
                                    Wellesley, Massachusetts 02181
                                    Attn: Mr. Andrew H. Tsao, Vice President
                                    FAX: (781) 431-9906

         with a copy to:   Riemer & Braunstein
                                    Three Center Plaza
                                    Boston, Massachusetts 02108
                                    Attn: David A. Ephraim, Esquire
                                    FAX: (617) 723-6831

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.      CHOICE OF LAW AND VENUE; JURY WAIVER

         The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

         BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.      GENERAL PROVISIONS

         12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

         12.2 INDEMNIFICATION. Borrower shall , indemnify, defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

         12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

         12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         12.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

         12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

         12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

         12.8 CONFIDENTIALITY. In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, and (v) as Bank may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either:
(a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third parry is prohibited from disclosing such information.

         12.9 COUNTERSIGNATURE. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   CENTRA SOFTWARE, INC.


                                   By: /s/ STEPHEN A. JOHNSON
                                      -------------------------------
                                   Title: Director of Finance
                                         ----------------------------

                                   SILICON VALLEY BANK, d/b/a
                                   SILICON VALLEY EAST


                                   By: /s/ ANDREW TSAW
                                      ------------------------------
                                   Name:   ANDREW TSAN
                                        ----------------------------
                                   Title:  Vice President
                                         ---------------------------

                                   SILICON VALLEY BANK


                                   By: /s/ MICHELLE GIANNINI
                                      ------------------------------
                                   Name:   MICHELLE GIANNINI
                                        ----------------------------
                                   Title:  Asst. Vice President
                                         ---------------------------
                                            (Signed in Santa Clara County,
                                              California)

                                    EXHIBIT A


The Collateral shall consist of all right, title and interest of Borrower in and to the following:

                  (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

                  (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

                  (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, claims, literature, reports, catalogs, income tax refunds, payments of insurance and rights to payment of any kind;

                  (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

                  (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing; and

                  (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION                        DATE:
                                                                 ---------------
FAX#: (408)                                                      TIME:
           --------------                                             ----------
FROM: CENTRA SOFTWARE, INC.
      --------------------------------------------------------------------------
      BORROWER'S NAME

FROM:
      --------------------------------------------------------------------------
           AUTHORIZED SIGNER'S NAME

--------------------------------------------------------------------------------
           AUTHORIZED SIGNATURE

PHONE:
      --------------------------------------------------------------------------

FROM ACCOUNT #                                TO ACCOUNT#
              ----------------------                     -----------------------

         REQUESTED TRANSACTION TYPE                  REQUEST DOLLAR AMOUNT
         PRINCIPAL INCREASE (ADVANCE                 $
         PRINCIPAL PAYMENT (ONLY)                             $
         INTEREST PAYMENT (ONLY)                              $
         PRINCIPAL AND INTEREST (PAYMENT)            $

         OTHER INSTRUCTIONS:

         All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

                                 BANK USE ONLY:
                               TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


---------------------------
Authorized Requester

                           -------------------------------
                           Authorized Signature (Bank)
                           Phone #
                                  ------------------------

                                    EXHIBIT C

         BORROWING BASE CERTIFICATE

Borrower:  Centra Software, Inc.                                       Bank:            Silicon Valley Bank

Commitment Amount:   $1,250,000.00

ACCOUNTS RECEIVABLE

         1.       Accounts Receivable Book Value as of ______                   $
                                                                                 ----------------
         2.       Additions (please explain on reverse)                                 $
                                                                                         -----------------
         3.       TOTAL ACCOUNTS RECEIVABLE                                     $
                                                                                 ----------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

         4.       Amounts over 90 days due                                              $
                                                                                         -----------------
         5.       Balance of 50% over 90 day accounts                           $
                                                                                 ----------------
         6.       Concentration Limits                                                  $
                                                                                         -----------------
         7.       Foreign Accounts                                                      $
                                                                                         -----------------
         8.       Governmental Accounts                                                 $
                                                                                         -----------------
         9.       Contra Accounts                                                       $
                                                                                         -----------------
         10.      Promotion or Demo Accounts                                    $
                                                                                 ----------------
         11.      Intercompany/Employee Accounts                                        $
                                                                                         -----------------
         12.      Other (please explain on reverse)                                     $
                                                                                         -----------------
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                          $
                                                                                 ----------------
         14.      Eligible Accounts (#3 minus #13)                                      $
                                                                                         -----------------
         15.      LOAN VALUE OF ACCOUNTS (75% of #14)                           $
                                                                                 ----------------

BALANCES

         16.      Maximum Loan Amount                                                   $
                                                                                         -----------------
         17.      Total Funds Available [Lesser of #16 or #15]                  $
                                                                                 ----------------
         18.      Present balance owing on Line of Credit                               $
                                                                                         -----------------
         19.      Outstanding under Sublimits, if any                                   $
                                                                                         -----------------
         20.      RESERVE POSITION (#17 minus #18 and #19)                              $
                                                                                         -----------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

                             BANK USE ONLY
                     Received By:__________________
                     Date:________________
                     Reviewed By:_________________
                     Compliance Status:  Yes/No



-------------------------
By:
   ----------------------
      Authorized Signer

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             CENTRA SOFTWARE, INC.

         The undersigned authorized officer of Centra Software, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that h no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

         Please indicate compliance status by circling Yes/No under "Complies" column.

         REPORTING COVENANT                                REQUIRED                              COMPLIES

         Monthly financial statements and CC               Monthly within 25 days                Yes      No
         Annual (CPA Audited)                        FYE within 90 days                 Yes      No
         BBC and A/R                                       Monthly within 25 days                Yes      No

         FINANCIAL COVENANT                                REQUIRED             ACTUAL           COMPLIES

         Maintain on a Monthly Basis:

         Minimum Quick Ratio                         2.0:1.0                    ____:1.0         Yes      No
         Profitability:
                  (a)      $2,000,000.00 - 1st quarter 1998; and       _______          Yes      No
                  (b)      $1,500,000.00 - 2nd quarter 1998.                    _______          Yes      No
         Minimum Equity (raised by 2/28/98)                $3,500,000.00        _______          Yes      No


COMMENTS REGARDING EXCEPTIONS:

Sincerely,                                            BANK USE ONLY
                                                 Received By:__________________
_____________________       Date:____________    Date:________________
SIGNATURE                                        Reviewed By:_________________
                                                 Compliance Status:  Yes/No
_____________________
TITLE

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of June 1, 1998 and effective as of May 5, 1998, by and between Centra Software, Inc. ("Borrower") whose address is 430 Bedford Street, Lexington, MA 02173 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated November 5, 1997, as may be amended from time to time, (the "Loan Agreement'). The Loan Agreement provided for, among other things, a Committed Equipment Line in the original principal amount of Five Hundred Thousand Dollars ($500,000) (the "Equipment Facility"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. Furthermore, Borrower has agreed not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its intellectual property as further described in that certain Negative Pledge Agreement, dated November 5, 1997, by and between Borrower and Bank.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

          A. MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The first sentence in item "(a)" under Section 2.1.2 entitled "Equipment Advances" is hereby amended to read as:

                           Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through November 5, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line.

                  2. The second and fourth paragraphs under Section 6.3 entitled "Financial Statements, Reports, Certificates" are hereby deleted.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state of federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

       This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                   BANK:

CENTRA SOFTWARE, INC.                       SILICON VALLEY BANK, doing
                                            business as SILICON VALLEY EAST



By: /s/ Stephen A. Johnson                   By: /s/Andrew Tsho
   ----------------------------------          ---------------------------------
Name:  STEPHEN A. JOHNSON                   Name:  ANDREW TSHO
     --------------------------------            -------------------------------
Title: DIRECTOR OF FINANCE AND ADMIN.       Title: VICE PRESIDENT
      -------------------------------             ------------------------------



                                            SILICON VALLEY BANK



                                            By: /s/Michelle D. Giannini
                                               ---------------------------------
                                            Name:  MICHELLE D. GIANNINI
                                                 -------------------------------
                                            Title: ASST. VICE PRESIDENT
                                                  ------------------------------
                                              (Signed at Santa Clara County, CA)

                        FIRST LOAN MODIFICATION AGREEMENT

         This First Loan Modification Agreement is entered into as of December 30, 1998, by and between CENTRA SOFTWARE, INC., a Delaware corporation with its principal place of business at 430 Bedford Street, Lexington, Massachusetts 02173 ("Borrower") and SILICON VALLEY BANK a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 5, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 5, 1997 (the "Loan Agreement"). The Loan Agreement established: (ii) a working capital line of credit in favor of the Borrower in the maximum principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (the "Committed Revolving Line"), and (ii) an equipment line of credit in favor of the Borrower in the maximum principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "1997 Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. MODIFICATIONS TO LOAN AGREEMENT.

                  1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Borrowing Base" means (x) prior to the Bridge Maturity Date, an amount equal to the Committed Revolving Line and (y) as of, and subsequent to the Bridge Maturity Date, an amount equal to Seventy Five percent (75%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower."

                           and inserting in lieu thereof the following:

                                    ""Borrowing Base" means an amount equal to Seventy Five percent (75%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower."

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Committed Revolving Line" means a credit extension of up to One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00)."

                           and inserting in lieu thereof the following:

                                    ""Committed Revolving Line" means a credit extension of up to Seven Hundred Fifty Thousand Dollars ($750,000.00)."

                  3. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (c) in the definition of "Eligible Accounts" in Section 1.1 thereof:

                                    "(c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;"

                           and inserting in lieu thereof the following:

                                    "(c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed thirty percent (30.0%) of all Accounts to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;"

                  4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Equipment Advance" has the meaning set forth in Section 2.1.2."

                           and inserting in lieu thereof the following:

                                    ""Equipment Advance" or "Equipment Advances" shall mean any advance made hereunder pursuant to Section 2.1.2 or Section 2.1.3."

                  5. All references to "Committed Equipment Line" in the Loan Agreement shall mean and refer to the "1997 Committed Equipment Line".

                  6. The Loan Agreement shall be amended by inserting the following definitions immediately after the definition of "Negotiable Collateral" appearing in
                           Section 1.1 thereof:

                                    ""1999 Committed Equipment Line" means a credit extension of up to Six Hundred Thousand Dollars ($600,000.00).

                                    "1999 Equipment Availability End Date" has the meaning set forth in Section 2.1.3.

                                    "1999 Equipment Maturity Date" means
                                    September 30, 2002."

                  7. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Maturity Date" means the later of (x) the Equipment Maturity Date, (y) the Revolving Maturity Date, or (z) the Bridge Maturity Date."

                           and inserting in lieu thereof the following:

                                    ""Maturity Date" means the later of (x) the Equipment Maturity Date, (y) the 1999 Equipment Maturity Date, or (z) the Revolving Maturity Date."

                  8. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) in the definition of "Permitted Indebtedness" appearing in
                           Section 1.1 thereof:

                                    "(a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;"

                           and inserting in lieu thereof the following:

                                    "(a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document and any indebtedness of Borrower in favor of Bank pertaining to the leasing of equipment."

                  9. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Revolving Maturity Date" means the Bridge
                                    Maturity Date, provided, however, that if Bank has completed an audit of Borrower's Accounts, and such audit is satisfactory to Bank in its sole and absolute discretion, the Revolving Maturity Date shall mean one day prior to the date which is one year from the Closing Date if the Capitalization Event occurs prior to the Bridge Maturity Date."

                           and inserting in lieu thereof the following:

                                    ""Revolving Maturity Date" means December
                                    30,1999."

                  10. The Loan Agreement shall be amended by inserting the following definitions immediately after the definition of "Subsidiary" appearing in Section 1.1 thereof:

                                    ""Tangible Net Worth" means as of any
                                    applicable date, the consolidated total
                                    assets of Borrower and its Subsidiaries
                                    MINUS, without duplication, (i) the sum of any amounts attributable to (a) goodwill,
                                    (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, AND (ii) Total Liabilities.

                                    "Total Liabilities" means as of any
                                    applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt."

                  11. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Bridge Maturity Date" means the earlier of
                                    (i) the date of the closing of a
                                    Capitalization Event, or (ii) February 28,
                                    1998."

                  12. Section 2.1.2 of the Loan Agreement shall be retitled as "1997 Equipment Advances".

                  13. The Loan Agreement shall be amended by inserting after Section 2.1.2 thereof the following new section entitled "l999 Equipment Advances":

                                    "2.1.3  1999 EQUIPMENT ADVANCES.

                           (a) Subject to and upon the terms and conditions of this Agreement at any time through September 30, 1999 (the "1999 Equipment Availability End Date"), Bank agrees to make Equipment Advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower under this Section 2.1.3 in an aggregate outstanding amount not to exceed the 1999 Committed Equipment Line. To evidence the Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request an Invoice for the equipment to be purchased. Each invoice submitted at the time of each Equipment Advance request may not be more than ninety (90) days past the invoice date in order to be eligible for an Equipment Advance. The Equipment Advances shall be used only to purchase Equipment and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may only constitute up to twenty-five percent (25%) of aggregate Equipment Advances.

                           (b) Notwithstanding the foregoing, Equipment Advances supported by invoices dated on or after October 1, 1997 through June 30, 1998 shall be permitted but shall be limited to, in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000.00). All such invoices dated on or after October 1, 1997 through June 30, 1998 must be submitted to the Bank on or before December 30, 1998 in order to be eligible for an Equipment Advance hereunder. Any Equipment Advances supported by invoices dated on or after October 1, 1997 through June 30, 1998 shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest beginning on the Payment

                           Date of each month commencing In January 1999 and ending on December 30, 2001.

                           (c) Notwithstanding the foregoing, Equipment Advances supported by invoices dated on or after July 1, 1998 through September 30, 1998 shall be permitted and shall be subject to and upon the terms and conditions of this Agreement. All such invoices dated on or after July 1, 1998 through September 30, 1998 must be submitted to the Bank on or before December 30, 1998 in order to be eligible for an Equipment Advance hereunder. Any Equipment Advances supported by invoices dated on or after July 1, 1998 through September 30, 1998 shall be payable in thirty-six
                           (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of each month commencing in January 1999 and ending on December 30, 2001.

                           (d) Interest shall accrue from the date of each Equipment Advance made pursuant to this Section 2.1.3 at a per annum rate equal to the aggregate of the Prime Rate, PLUS One percent (1.0%), and shall be payable monthly on the Payment Date of each month through the month in which the 1999 Equipment Availability End Date falls. Amounts currently amortizing under Section 2.1.2 above shall continue to be repaid as provided in Section 2.1.2 above, and shall be treated as existing Equipment Advances under the 1997 Committed Equipment Line. Except as provided in paragraphs (b) and (c) of this Section 2.1.3, any Equipment Advances made pursuant to this Section
                           2.1.3 that are outstanding on the 1999 Equipment Availability End Date will be payable in thirty-six
                           (36) equal monthly installments of principal, plus all accrued interests beginning on the Payment Date of each month following the 1999 Equipment Availability End Date and ending on the 1999 Equipment Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

                           (e) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

                  14. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) of Section
                           2.3 entitled "Interest Rates, Payments, and
                           Calculations":

                                    "(a) INTEREST RATE. Except as set forth in
                                    Section 2.3(b), any Advances shall bear
                                    interest on the average daily balance
                                    thereof, at a per annum rate equal to Three
                                    Quarters of One percentage point (0.75%) above the Prime Rate; provided however, subsequent to the Capitalization Event, any Advances shall bear interest on the average daily balance thereof, at a per annum rate equal to One half of One percentage point (0.50%) above the Prime Rate."

                           and inserting in lieu thereof the following:

                                    "(a) INTEREST RATE. Except as set forth in
                                    Section 2.3(b), any Advances shall bear
                                    interest, on the average daily balance
                                    thereof, at a per annum rate equal to the aggregate of the Prime Rate, PLUS One Half of One percentage point (0.50%)."

                  15. The Loan Agreement shall be amended by deleting the following text appearing as section (a) in the first paragraph of Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "(a) as soon as available. but in any event within twenty five (25) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;"

                           and inserting in lieu thereof the following:

                                    "(a) as soon as available, but in any event within twenty (20) days after the end of each month through the month ending March 31, 1999, and within twenty-five (25) days after the end of each month thereafter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;"

                  16. The Loan Agreement shall be amended by deleting the following text appearing as the second paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Within twenty-five (25) days after the last day of each month, beginning with the first month after the Bridge Maturity Date, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable."

                           and inserting in lieu thereof the following:

                                    "Borrower shall deliver to Bank within
                                    twenty (20) days after the last day of each month through the month ending March 31, 1999, and within twenty-five (25) days after the end of each month thereafter, but only with respect to months which either (i) Obligations are outstanding, or (ii) Credit Extensions were made, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable."

                  17. The Loan Agreement shall be amended by deleting the following text appearing as the fourth paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing."

                           and inserting in lieu thereof the following:

                                    "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing. An audit of the Borrower's Accounts pursuant to this Section 6.3 shall be completed and satisfactory to Bank in its sole and absolute discretion on or before March 31, 1999."

                  18. The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.8, 6.9 and
                           6.10 thereof:

                                    "6.8 QUICK RATIO. As of and subsequent to the Bridge Maturity Date, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0. The Quick Ratio shall be calculated net of deferred revenue.

                                    6.9 PROFITABILITY. Borrower shag not incur a net loss in excess of: (a) Two Million Dollars ($2,000,000.00) for the first quarter of calendar year ending 1998; and
                                    (b) One Million Five Hundred Thousand
                                    Dollars ($1,500,000.00) for the second
                                    quarter of calendar year ending 1998.

                                    6.10 CAPITALIZATION EVENT. Borrower shall provide the Bank with evidence, such evidence being satisfactory to the Bank, that Borrower has completed the Capitalization Event on or before February 28, 1998."

                           and inserting in lieu thereof the following:

                                    "6.8 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least: (i) 1.50 to
                                    1.0 as of last day of the month ending
                                    November 30, 1998, (ii) 1.25 to 1.0 as of
                                    last day of each month thereafter through the month ending February 28, 1999, and
                                    (iii) 1.50 to 1.0 as of the last day of each month thereafter. The Quick Ratio shall be calculated net of deferred revenue.

                                    6.9 TANGIBLE NET WORTH. Borrower shall
                                    maintain, as of the last day of each
                                    quarter, a Tangible Net Worth of not less than the aggregate of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00), PLUS

                                    (ii) thirty percent (30.0%) of the amount of funds received by Borrower from any new equity issued by Borrower."

                  19. The Loan Agreement shall be amended by inserting after paragraph (b) in Section 8.2 entitled "Covenant Default" the following new paragraph:

                                    "(c) If the audit of Borrower's Accounts to be completed on or before March 31, 1999 pursuant to Section 6.3 hereof is not satisfactory to Bank in its sole and absolute discretion."

                  20. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of November 5, 1997 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

                  21. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

                  22. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to Three Thousand Seven Hundred Fifty Dollars ($3,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it is not aware of any defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed Instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                        BANK:

CENTRA SOFTWARE, INC.            SILICON VALLEY BANK, doing business as
                                 SILICON VALLEY EAST

By:    /s/ Stephen A. Johnson             By: /s/ Dave C. Edmunds
   ----------------------------              -------------------------------
Name:      Stephen A. Johnson             Name:   Dave C. Edmunds
     --------------------------                -----------------------------
Title:     CFO                            Title:   SVP
      -------------------------                 ----------------------------

                                          SILICON VALLEY BANK


                                          By:  /s/ HEIDI [IILEGIBLE]
                                             -------------------------------
                                          Name:  Heidi [Illegible]
                                               -----------------------------
                                          Title: Loan Officer
                                                ----------------------------
                                          (signed in Santa Clara County,
                                           California)

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower:         CENTRA SOFTWARE, INC                                 Bank:    Silicon Valley Bank

Commitment Amount:         $750,000.00

ACCOUNTS RECEIVABLE

         1)       Accounts Receivable Book Value as of _________                        $
                                                                                         -----------------
         2)       Additions (please explain on reverse)                                 $
                                                                                         -----------------
         3)       TOTAL ACCOUNTS RECEIVABLE                                             $
                                                                                         -----------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

         4)       Amounts over 90 days due                                              $
                                                                                         -----------------
         5)       Balance of 50% over 90 day accounts                                   $
                                                                                         -----------------
         6)       Concentration Limits                                                  $
                                                                                         -----------------
         7)       Foreign Accounts                                                      $
                                                                                         -----------------
         8)       Governmental Accounts                                                 $
                                                                                         -----------------
         9)       Contra Accounts                                                       $
                                                                                         -----------------
         10)      Promotion or Demo Accounts                                            $
                                                                                         -----------------
         11)      Intercompany/Employee Accounts                                        $
                                                                                         -----------------
         12)      Other (please explain on reverse)                                     $
                                                                                         -----------------
         13)      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                  $
                                                                                         -----------------
         14)      Eligible Accounts (#3 minus #13)                                      $
                                                                                         -----------------
         15)      LOAN VALUE OF ACCOUNTS (75% of #14)                                   $
                                                                                         -----------------

BALANCES

         16)      Maximum Loan Amount                                                   $
                                                                                         -----------------
         17)      Total Funds Available [Lesser of #16 or #15]                          $
                                                                                         -----------------
         18)      Present balance owing on Line of Credit                               $
                                                                                         -----------------
         19)      RESERVE POSITION (#17 minus #18)                                      $
                                                                                         -----------------

THE UNDESIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.


COMMENTS:                                                 BANK USE ONLY
                                                Received
                                                By:____________________________
--------------------------                      Date:__________________________
                                                Reviewed
                                                By:____________________________
                                                Compliance Status:     Yes / No

By:
   ----------------------
      Authorized Signer

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             CENTRA SOFTWARE, INC.

         The undersigned authorized officer of CENTRA SOFTWARE, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

                   Please indicate compliance status by circling Yes/No under "Complies" column.

      REPORTING COVENANT                          REQUIRED                                       COMPLIES

      Monthly financial statements                Monthly within 20 days thru 3/31/99;           Yes     No
                                                  within 25 days thereafter
      Monthly CC                                  Monthly within 25 days                         Yes     No
      Monthly BBC & A/R Agings                    Monthly within 20 days thru 3/31/99;           Yes     No
                                                  within 25 days thereafter (when borrowing)
      Annual (CPA Audited)                        FYE within 90 days                             Yes     No

      FINANCIAL COVENANT                          REQUIRED                          ACTUAL       COMPLIES

      Maintain:

      Minimum Adjusted Quick Ratio (monthly)      1.50:1.0 for month end             _____:1.0   Yes     No
                                                  11/30/98; 1.25:1.0 thru
                                                  2/28/99; and 1.5:1.0 thereafter
      Minimum Tangible Net Worth (quarterly)      $1,500,000, plus 30%              $_______     Yes     No
                                  of new equity


                                                           BANK USE ONLY
                                            Received
                                            By:________________________________
                                            Date:______________________________
                                            Reviewed
                                            By:________________________________
                                            Compliance Status:         Yes / No


Comments Regarding Exceptions
Sincerely,

                                             Date:
----------------------------------                ------------------
SIGNATURE

---------------------------------
TITLE

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement is entered into as of April 12, 1999, by and between CENTRA SOFTWARE, INC., a Delaware corporation with its principal place of business at 430 Bedford Street, Lexington, Massachusetts 02173 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 5, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 5, 1997, as affected and amended by a First Loan Modification Agreement dated December 30, 1998 (as so amended, the "Loan Agreement"). The Loan Agreement established: (i) a working capital line of credit in favor of the Borrower in the maximum principal amounts of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "Committed Revolving Line"), and (ii) two equipment lines of credit in favor of the Borrower in the maximum principal amount of Five Hundred Thousand Dollars ($500,000.00) and Six Hundred Thousand Dollars ($600,000.00), respectively (the "Equipment Lines"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A. MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The Loan Agreement shall be amended by the insertion of the following definitions in alphabetical order in
                           Section 1.1 thereof:

                           ""Bridge Maturity Date" means the earlier of (i) the date of the closing of a Capitalization Event, or
                           (ii) May 27, 1999."

                           ""Committed Bridge Line" means a credit extension of up to One Million Five Hundred Thousand Dollars ($1,500,000.00)."

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Capitalization Event" shall mean the
                                    issuance by the Borrower of equity resulting in the receipt by the Borrower of at least Three Million Five Hundred Thousand Dollars ($3,500,000.00)."

                           and inserting in lieu thereof the following:

                                    ""Capitalization Event" shall mean the
                                    issuance by the Borrower of equity resulting in the receipt by the Borrower of at least Four Million Dollars ($4,000,000.00)."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Credit Extension" means each Advance,
                                    Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder."

                           and inserting in lieu thereof the following:

                                    ""Credit Extension" means each Advance,
                                    Equipment Advance, Bridge Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder."

                  4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Maturity Date" means the later of (x) the Equipment Maturity Date, (y) the 1999 Equipment Maturity Date, or (z) the Revolving Maturity Date."

                           and inserting in lieu thereof the following:

                                    ""Maturity Date" means the later of (w) the Equipment Maturity Date, (x) the 1999 Equipment Maturity Date, (y) the Revolving Maturity Date, or (z) the Bridge Maturity Date."

                  5. The Loan Agreement shall be amended by inserting after Section 2.1.3 thereof the following new section entitled "1999 Bridge Line":

                                    "2.1.4  1999 BRIDGE LINE

                           (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Bridge Advances (each a "Bridge Advance" and collectively, the Bridge Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Bridge Line. Bridge Advances, once repaid, may not be reborrowed.

                           (b) Whenever Borrower desires a Bridge Advance under the 1999 Bridge Line, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Eastern time, on the Business Day that the Bridge Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT B hereto. Bank is authorized to make Bridge Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Bridge Advances made under this
                           Section 2.1 to Borrower's deposit account.

                           (c) The Committed Bridge Line shall terminate on the Bridge Maturity Date, at which time all Bridge Advances under this Section 2.1.4 all interest accrued thereon and all fees and expenses incurred by the Bank in connection with the Committed Bridge Line (the "Committed Bridge Line Obligations") shall be immediately due and payable.

                           (d) Interest shall accrue from the date of each Bridge Advance made pursuant to this Section 2.1.4 at a per annum rate equal to the aggregate of the Prime Rate, PLUS two percent (2.0%), and shall be payable monthly on the Payment Date of each month.

         6. The Loan Agreement shall be amended by deleting the following text appearing as the second paragraph of Section 6.3 entitled "Financial Statements, Reports, Certificates":

                           "Borrower shall deliver to Bank, within twenty (20) days after the last day of each month through the month ending March 31, 1999, and within twenty-five
                           (25) days after the end of each month thereafter, but only with respect to months which either (i) Obligations are outstanding, or (ii) Credit Extensions were made, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts.""

                  and inserting in lieu thereof the following:

                           "Borrower shall deliver to Bank, within twenty (20) days after the last day of each month through the month ending March 31, 1999, and within twenty-five
                           (25) days after the end of each month thereafter, but only with respect to months which either (i) Obligations are outstanding, or (ii) Credit Extensions were made, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts, PROVIDED HOWEVER, that the Borrower shall not be obligated to deliver the foregoing prior to the Bridge Maturity Date."

         7. The Loan Agreement shall be amended by deleting the following text appearing as the third paragraph of Section 6.3 entitled "Financial Statements, Reports, Certificates":

                           "Within twenty five (25) days after the last day of each month, beginning with the first month after the Bridge Maturity Date, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto."

                  and inserting in lieu thereof the following:

                           "Within twenty five (25) days after the last day of each month, beginning with the first month after the Bridge Maturity Date, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto PROVIDED HOWEVER, that the Borrower shall not be obligated to deliver the foregoing prior to the Bridge Maturity Date."

         8. The Loan Agreement shall be amended by deleting the following text appearing as Sections 6.8 and 6.9 thereof:

                           "6.8 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least: (i)
                           1.50 to 1.0 as of last day of the month ending November 30, 1998, (ii) 1.25 to 1.0 as of last day of each month thereafter through the month ending February 28, 1999, and (iii) 1.50 to 1.0 as of the last day of each month thereafter. The Quick Ratio shall be calculated net of deferred revenue.

                           6.9 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each quarter, a Tangible Net Worth of not less than the aggregate of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00), PLUS
                           (ii) thirty percent (30.0%) of the amount of funds received by Borrower from any new equity issued by Borrower."

                  and inserting in lieu thereof the following:

                           "6.8 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month commencing with the first calendar month following the Bridge Maturity Date, a ratio of Quick Assets to Current Liabilities of at least: 1.50 to 1.0. The Quick Ratio shall be calculated net of deferred revenue.

                           6.9 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each quarter commencing with the first calendar quarter following the Bridge Maturity Date, a Tangible Net Worth of not less than the aggregate of (i) One Million Three Hundred Thousand Dollars ($1,300,000.00), PLUS (ii) forty percent (40.0%) of the amount of funds received by Borrower from any new equity issued by Borrower."

         9. The Loan Agreement shall be amended by inserting the following text appearing as a new Section 6.10 thereof:

                           "6.10 CAPITALIZATION EVENT. Borrower shall provide the Bank with evidence, such evidence being satisfactory to the Bank, that Borrower has completed the Capitalization Event on or before May 27, 1999."

         10. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of November 5, 1997 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

4. FEE. Borrower shall pay to Bank a modification fee equal to Ten Thousand Dollars ($10,000.00) to access the first $500,000.00 of the 1999 Bridge Line established pursuant to this Loan Modification Agreement, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Loan Documents. In addition, the Borrower shall pay additional fees equal to (i) Seven Thousand Five Hundred ($7,500.00) Dollars in the event aggregate Bridge Advances under the Committed Bridge Line at anytime exceed $500,000.00, and (ii) Eight Thousand Seven Hundred Fifty ($8,750.00) Dollars in the event Bridge Advances under the Committed Bridge Line at anytime exceed $1,000,000.00. All fees hereunder shall be deemed fully earned as of the date hereof.

5. WARRANTS. The Borrower has on this date agreed to issue certain warrants to the Bank. The issuance of such warrants shall not constitute a waiver of any defaults now existing or hereafter arising or a consent by the Bank to any extension of the Bridge Maturity Date.

6. INTELLECTUAL PROPERTY COLLATERAL. The Borrower has on this date granted to the Bank a security interest in the Borrower's Intellectual Property Collateral (as such term is defined in the Intellectual Property Security Agreement of even date by and between the Bank and the Borrower). Notwithstanding anything to the contrary contained in this Loan Modification Agreement or any of the Existing Loan Documents, the Bank acknowledges and agrees that the Bank's lien upon the Intellectual Property Collateral shall be terminated upon (i) repayment in full of all Bridge Advances and all accrued interest and fees thereon, and (ii) termination of the 1999 Bridge Line such that the Bank has no further obligation to make Bridge Advances thereunder.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

9. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it is not aware of any defenses against the obligations to pay any amounts under the Indebtedness.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                              BANK:
CENTRA SOFTWARE, INC.                  SILICON VALLEY BANK, DOING BUSINESS AS
                                       SILICON VALLEY EAST

By: /s/ STEPHEN A. JOHNSON            By: /s/ DAVE C. EDMUNDS
   -------------------------              -----------------------------
Name:   STEPHEN A. JOHNSON             Name: DAVE C. EDMUNDS
     -----------------------                ---------------------------
Title:  CFO                           Title: SVP
      ----------------------                 --------------------------

                                       SILICON VALLEY BANK

                                       By: /s/ HEIDI [ILLEGIBLE]
                                          -----------------------------
                                       Name:  Heidi [Illegible]
                                            ---------------------------
                                       Title: Loan Officer
                                             --------------------------
                                           (signed in Santa Clara County,
                                             California)